Exhibit 99.1

Quarterly Earnings and

Supplemental Operating and Financial Data

December 31, 2015

LEXINGTON REALTY TRUST

SUPPLEMENTAL REPORTING PACKAGE

December 31, 2015

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust “Lexington”, which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization of Lexington’s Board of Trustees of future dividend declarations, (2) Lexington’s ability to achieve its estimate of Company FFO for the year ending December 31, 2016, (3) the successful consummation of any lease, acquisition, build-to-suit, disposition, financing or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any new legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects,” may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST
TRADED: NYSE: LXP
ONE PENN PLAZA, SUITE 4015
NEW YORK, NY 10119-4015

FOR IMMEDIATE RELEASE

LEXINGTON REALTY TRUST REPORTS FOURTH QUARTER 2015 RESULTS

New York, NY - Tuesday, February 23, 2016 - Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the fourth quarter ended December 31, 2015.

Fourth Quarter 2015 Highlights

•	Generated Company Funds From Operations (“Company FFO”) of $69.6 million, or $0.29 per diluted common share.
•	Acquired/completed two build-to-suit properties for an aggregate initial basis of $253.5 million.
•	Invested $45.4 million in on-going build-to-suit projects and commenced funding an office build-to-suit project for $62.4 million.
•	Completed 0.9 million square feet of new leases and lease extensions with overall portfolio 96.8% leased at quarter end.
•	Obtained $110.0 million 10-year non-recourse financing, which bears interest at a 4.0% fixed interest rate and is secured by the Richland, Washington property.
•	Repurchased 0.9 million common shares at an average price of $8.12 per share.

Full Year 2015 Highlights

•	Generated Company FFO of $268.0 million, or $1.10 per diluted common share.
•	Acquired/completed nine properties for an aggregate initial basis of $483.0 million.
•	Disposed of nine properties for gross proceeds of $265.2 million.
•	Completed 4.0 million square feet of new leases and lease extensions.
•	Refinanced $616 million of debt, extended weighted-average maturity to 7.2 years and lowered average borrowing cost by 50 bps to 4.01%.
•	Repurchased over 2.2 million common shares at an average price of $8.29 per share.

Subsequent Events

•	Acquired one industrial property for $29.7 million.
•	Renewed 0.7 million square feet of leases.
•	Closed on $57.5 million, 15-year, 5.2% fixed rate mortgage on newly-constructed Gateway Plaza property in Richmond, Virginia.
•	Repurchased approximately 1.0 million common shares at an average price of $7.48 per share.

3

T. Wilson Eglin, President and Chief Executive Officer of Lexington, stated “We finished off 2015 on a strong note with good execution in all aspects of our business.  During the quarter we closed on two substantial build-to-suit transactions for $253 million and subsequently obtained favorable financing on both, bringing our total acquisitions for the year to $483 million at an average cap rate of 7.4%. At year end, our overall portfolio was 96.8% leased as leasing volume remained strong at nearly one million square feet during the fourth quarter of 2015. We continue to believe our own shares represent an uncommon value and continued to execute on our share repurchase plan in the fourth quarter and into 2016.”

Mr. Eglin added, “In 2015, we executed a highly successful capital recycling program and disposed of $265 million of properties at an average cap rate of 6.3%. We expect our disposition volume in 2016 will be even more robust as we look to monetize our New York City land investments and certain other properties. The proceeds will be used primarily to fund new build-to-suit projects, retire short-term debt, and repurchase common shares. We have made good progress on leasing as we begin 2016, extending 700,000 square feet of leases to date.  Elevated leasing velocity and investment volume have produced high levels of occupancy, balanced lease expirations and a longer weighted-average lease term with more secure cash flow. As a result, we expect underlying cash flows to remain strong in 2016. ”

FINANCIAL RESULTS

Revenues

For the quarter ended December 31, 2015, total gross revenues were $106.6 million, a 1.1% decrease compared with total gross revenues of $107.8 million for the quarter ended December 31, 2014. The decrease is primarily due to 2015 property sales and lease expirations, partially offset by revenue generated from property acquisitions and new leases signed.

Company FFO

For the quarter ended December 31, 2015, Lexington generated Company FFO of $69.6 million, or $0.29 per diluted share, compared to Company FFO for the quarter ended December 31, 2014 of $66.3 million, or $0.27 per diluted share. The calculation of Company FFO and a reconciliation to net income attributable to common shareholders is included later in this press release.

Dividends/Distributions

Lexington declared a regular quarterly common share/unit dividend/distribution for the quarter ended December 31, 2015 of $0.17 per common share/unit, which was paid on January 15, 2016 to common shareholders/unitholders of record as of December 31, 2015. Lexington also declared a dividend of $0.8125 per share on its Series C Cumulative Convertible Preferred Stock (“Series C Preferred Shares”), which is payable on May 16, 2016 to Series C Preferred Shareholders of record as of April 29, 2016.

Net Income Attributable to Common Shareholders

For the quarter ended December 31, 2015, net income attributable to common shareholders was $33.2 million, or $0.14 per diluted share, compared with net income attributable to common shareholders for the quarter ended December 31, 2014 of $35.7 million, or $0.15 per diluted share.

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OPERATING ACTIVITIES

During the quarter ended December 31, 2015, Lexington completed the following build-to-suit projects:

COMPLETED BUILD-TO-SUIT PROJECTS

Primary Tenant	Location	Property Type	Initial Basis ($000)	Initial Annualized Cash Rent ($000)	Initial Cash Yield	Estimated GAAP Yield	Lease Term (Yrs)

Preferred Freezer Services of Richland LLC(1)	Richland, WA	Industrial	$152,000	$10,792	7.1%	8.6%	20
McGuireWoods LLP(2)	Richmond, VA	Office	101,489	8,701	8.2%	9.0%	15
			$253,489	$19,493	7.6%	8.8%

1.	ConAgra Foods, Inc. provides credit support. Guarantors are Preferred Freezer Services LLC and Preferred Freezer Services Operating LLC.
2.	Property is 100% leased. McGuireWoods LLP is primary tenant with 68% of the space. Initial basis does not include $8.1 million for estimated earnout lease payments for developer leased space. Initial yields include $4.0 million of earnout lease payments earned but not yet paid as of December 31, 2015.

Lexington funded $45.4 million of the projected costs of the following projects:

ON-GOING BUILD-TO-SUIT PROJECTS

Location	Sq. Ft.	Property Type	Lease Term (Years)	Maximum Commitment/ Estimated Completion Cost ($000)	GAAP Investment Balance as of 12/31/2015 ($000)	Estimated Acquisition/ Completion Date	Estimated Initial Cash Yield	Estimated GAAP Yield
Anderson, SC	1,325,000	Industrial	20	$70,012	$23,826	2Q 16	5.9%	7.3%
Lake Jackson, TX	664,000	Office	20	166,164	62,353	4Q 16	7.3%	8.9%
Charlotte, NC	201,000	Office	15	62,445	9,223	1Q 17	8.3%	9.5%
Houston, TX(1)	274,000	Retail/Specialty	20	86,491	38,367	3Q 16	7.5%	7.5%
	2,464,000			$385,112	$133,769

1.	Lexington has a 25% interest as of December 31, 2015. Lexington is providing construction financing up to $56.7 million to the joint venture of which $8.5 million has been funded as of December 31, 2015. Lease contains annual CPI increases.

In addition, Lexington was committed to acquire, and subsequently acquired in January 2016, the following property:

FORWARD COMMITMENT

Location	Property Type	Estimated Acquisition Cost ($000)	Acquisition Date	Estimated Initial Cash Yield	Estimated GAAP Yield	Lease Term (Years)
Detroit, MI	Industrial	$29,680	1Q 16	7.4%	7.4%	20

PROPERTY DISPOSITIONS

Tenant	Location	Property Type	Gross Disposition Price ($000)	Annualized NOI ($000)	Month of Disposition
Vacant(1)	Rochester, NY	Office	$17,234	$—	December

1.	Conveyed in foreclosure.

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LEASING

As of December 31, 2015, Lexington's portfolio was 96.8% leased, excluding a property subject to a mortgage in default.

During the fourth quarter of 2015, Lexington executed the following new and extended leases:

	LEASE EXTENSIONS

	Location		Primary Tenant(1)	Prior Term	Lease Expiration Date	Sq. Ft.
	Office/Multi-Tenant
1-3	Various	HI	N/A	2015	2016-2018	886
3	Total office lease extensions					886

	Industrial
1	Rockford	IL	Jacobson Warehouse Company, Inc.	12/2015	12/2018	150,000
2	Olive Branch	MS	MAHLE Aftermarket Inc.	02/2016	02/2023	268,104
2	Total industrial lease extensions					418,104

5	Total lease extensions					418,990

	NEW LEASES

	Location			Lease Expiration Date	Sq. Ft.
	Office/Multi-Tenant
1	Westlake	TX	Charles Schwab & Co., Inc.	06/2021	130,199
2	Florence	SC	United States of America	01/2016	12,851
3	Farmers Branch	TX	International Business Machines Corporation	04/2021	66,018
4	Honolulu	HI	N/A	12/2017	379
4	Total new office leases				209,447

	Industrial
1	McDonough	GA	United States Cold Storage, Inc.	08/2028	296,972
1	Total new industrial leases				296,972

5	Total new leases				506,419

10	TOTAL NEW AND EXTENDED LEASES				925,409

(1)	Leases greater than 10,000 square feet.

BALANCE SHEET/CAPITAL MARKETS

In December 2015, Lexington financed its industrial property in Richland, Washington with a $110.0 million non-recourse secured mortgage. The loan bears interest at a fixed rate of 4.0% and matures in 2026.

During 2015, Lexington announced a 10.0 million common share repurchase authorization. In the fourth quarter of 2015, Lexington repurchased 910,499 common shares at an average price of $8.12 per share, bringing the total common shares repurchased in 2015 to 2,216,799 common shares at an average price of $8.29 per share.

In 2016, Lexington acquired an additional 951,792 common shares at an average price of $7.48 per share. To date, we have repurchased a total of 3.2 million shares at an average share price of $8.05 per share

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2016 EARNINGS GUIDANCE

Lexington is estimating that its Company FFO guidance for the year ended December 31, 2016 would be within the range of $1.00 to $1.10 per diluted share. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

FOURTH QUARTER 2015 CONFERENCE CALL

Lexington will host a conference call today, Tuesday, February 23, 2016, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended December 31, 2015. Interested parties may participate in this conference call by dialing 877-407-0789 or 201-689-8562. A replay of the call will be available through March 8, 2016, at 877-870-5176 or 858-384-5517, pin: 13629156. A live webcast of the conference call will be available at www.lxp.com within the Investors section.

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns a diversified portfolio of equity and debt interests in single-tenant commercial properties and land. Lexington seeks to expand its portfolio through acquisitions, sale-leaseback transactions, build-to-suit arrangements and other transactions. A majority of these properties and all land interests are subject to net or similar leases, where the tenant bears all or substantially all of the operating costs, including cost increases, for real estate taxes, utilities, insurance and ordinary repairs. Lexington also provides investment advisory and asset management services to investors in the single-tenant area. Lexington common shares are traded on the New York Stock Exchange under the symbol “LXP”. Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

Contact:

Investor or Media Inquiries for Lexington Realty Trust:

Heather Gentry, Senior Vice President of Investor Relations

Lexington Realty Trust

Phone: (212) 692-7200 E-mail: hgentry@lxp.com

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization by Lexington's Board of Trustees of future dividend declarations, (2) Lexington's ability to achieve its estimate of Company FFO, as adjusted, for the year ending December 31, 2016, (3) the successful consummation of any lease, acquisition, build-to-suit, disposition, financing or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

References to Lexington refer to Lexington Realty Trust and its consolidated subsidiaries. All interests in properties and loans are held through special purpose entities, which are separate and distinct legal entities, some of which are consolidated for financial statement purposes and/or disregarded for income tax purposes.

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except share and per share data)

	Three months ended December 31,		Twelve months ended December 31,
	2015	2014	2015	2014
Gross revenues:
Rental	$98,934	$99,610	$399,485	$392,480
Tenant reimbursements	7,692	8,173	31,354	31,338
Total gross revenues	106,626	107,783	430,839	423,818
Expense applicable to revenues:
Depreciation and amortization	(41,403)	(40,105)	(163,198)	(154,837)
Property operating	(14,055)	(17,039)	(59,655)	(63,673)
General and administrative	(6,750)	(7,221)	(29,276)	(28,255)
Non-operating income	3,216	4,136	11,429	14,505
Interest and amortization expense	(21,466)	(23,847)	(89,739)	(97,303)
Gains on sales of financial assets, net	—	855	—	855
Debt satisfaction gains (charges), net	11,397	(1,505)	25,150	(9,452)
Impairment charges and loan loss	(2,762)	(18,469)	(36,832)	(37,333)
Gains on sales of properties	—	—	23,307	—
Income before provision for income taxes, equity in earnings of non-consolidated entities and discontinued operations	34,803	4,588	112,025	48,325
Provision for income taxes	(104)	(162)	(568)	(1,109)
Equity in earnings of non-consolidated entities	814	380	1,752	626
Income from continuing operations	35,513	4,806	113,209	47,842
Discontinued operations:
Income from discontinued operations	—	651	109	6,252
Provision for income taxes	—	(8)	(4)	(59)
Debt satisfaction charges, net	—	(14)	—	(312)
Gains on sales of properties	—	35,455	1,577	57,507
Impairment charges	—	(2,705)	—	(13,767)
Total discontinued operations	—	33,379	1,682	49,621
Net income	35,513	38,185	114,891	97,463
Less net income attributable to noncontrolling interests	(663)	(822)	(3,188)	(4,359)
Net income attributable to Lexington Realty Trust shareholders	34,850	37,363	111,703	93,104
Dividends attributable to preferred shares – Series C	(1,572)	(1,572)	(6,290)	(6,290)
Allocation to participating securities	(49)	(91)	(313)	(490)
Net income attributable to common shareholders	$33,229	$35,700	$105,100	$86,324
Income per common share – basic:
Income from continuing operations	$0.14	$0.01	$0.44	$0.17
Income from discontinued operations	—	0.14	0.01	0.21
Net income attributable to common shareholders	$0.14	$0.15	$0.45	$0.38
Weighted-average common shares outstanding – basic	233,448,100	230,830,905	233,455,056	228,966,253
Income per common share – diluted:
Income from continuing operations	$0.14	$0.01	$0.44	$0.17
Income from discontinued operations	—	0.14	0.01	0.21
Net income attributable to common shareholders	$0.14	$0.15	$0.45	$0.38
Weighted-average common shares outstanding – diluted	239,411,055	231,239,828	233,751,775	229,436,708
Amounts attributable to common shareholders:
Income from continuing operations	$33,229	$2,322	$103,418	$37,652
Income from discontinued operations	—	33,378	1,682	48,672
Net income attributable to common shareholders	$33,229	$35,700	$105,100	$86,324

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

As of December 31,

(Unaudited and in thousands, except share and per share data)

	2015	2014
Assets:
Real estate, at cost	$3,789,711	$3,671,560
Real estate - intangible assets	692,778	705,566
Investments in real estate under construction	95,402	106,238
	4,577,891	4,483,364
Less: accumulated depreciation and amortization	1,179,969	1,196,114
Real estate, net	3,397,922	3,287,250
Assets held for sale	24,425	3,379
Cash and cash equivalents	93,249	191,077
Restricted cash	10,637	17,379
Investment in and advances to non-consolidated entities	31,054	19,402
Deferred expenses, net	63,832	65,860
Loans receivable, net	95,871	105,635
Rent receivable – current	7,193	6,311
Rent receivable – deferred	87,547	61,372
Other assets	18,505	20,229
Total assets	$3,830,235	$3,777,894

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$882,952	$945,216
Credit facility borrowings	177,000	—
Term loans payable	505,000	505,000
Senior notes payable	497,947	497,675
Convertible notes payable	12,180	15,664
Trust preferred securities	129,120	129,120
Dividends payable	45,440	42,864
Liabilities held for sale	8,405	2,843
Accounts payable and other liabilities	41,479	37,740
Accrued interest payable	8,851	8,301
Deferred revenue - including below market leases, net	42,524	68,215
Prepaid rent	16,806	16,336
Total liabilities	2,367,704	2,268,974

Commitments and contingencies
Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares:
Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issued and outstanding	94,016	94,016
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 234,575,225 and 233,278,037 shares issued and outstanding in 2015 and 2014, respectively	23	23
Additional paid-in-capital	2,776,837	2,763,374
Accumulated distributions in excess of net income (loss)	(1,428,908)	(1,372,051)
Accumulated other comprehensive income (loss)	(1,939)	404
Total shareholders’ equity	1,440,029	1,485,766
Noncontrolling interests	22,502	23,154
Total equity	1,462,531	1,508,920
Total liabilities and equity	$3,830,235	$3,777,894

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE
(Unaudited and in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
EARNINGS PER SHARE:

Basic:
Income from continuing operations attributable to common shareholders	$33,229	$2,322	$103,418	$37,652
Income from discontinued operations attributable to common shareholders	—	33,378	1,682	48,672
Net income attributable to common shareholders	$33,229	$35,700	$105,100	$86,324

Weighted-average number of common shares outstanding	233,448,100	230,830,905	233,455,056	228,966,253

Income per common share:
Income from continuing operations	$0.14	$0.01	$0.44	$0.17
Income from discontinued operations	—	0.14	0.01	0.21
Net income attributable to common shareholders	$0.14	$0.15	$0.45	$0.38

Diluted:
Income from continuing operations attributable to common shareholders - basic	$33,229	$2,322	$103,418	$37,652
Impact of assumed conversions	711	—	—	—
Income from continuing operations attributable to common shareholders	33,940	2,322	103,418	37,652
Income from discontinued operations attributable to common shareholders - basic	—	33,378	1,682	48,672
Impact of assumed conversions	—	—	—	—
Income from discontinued operations attributable to common shareholders	—	33,378	1,682	48,672
Net income attributable to common shareholders	$33,940	$35,700	$105,100	$86,324

Weighted-average common shares outstanding - basic	233,448,100	230,830,905	233,455,056	228,966,253
Effect of dilutive securities:
Share options	220,125	408,923	296,719	470,455
Operating Partnership Units	3,834,962	—	—	—
6.00% Convertible Guaranteed Notes	1,907,868	—	—	—
Weighted-average common shares outstanding	239,411,055	231,239,828	233,751,775	229,436,708

Income per common share:
Income from continuing operations	$0.14	$0.01	$0.44	$0.17
Income from discontinued operations	—	0.14	0.01	0.21
Net income attributable to common shareholders	$0.14	$0.15	$0.45	$0.38
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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION
(Unaudited and in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
FUNDS FROM OPERATIONS: (1)
Basic and Diluted:
Net income attributable to common shareholders	$33,229	$35,700	$105,100	$86,324
Adjustments:
Depreciation and amortization	39,708	39,546	157,644	157,537
Impairment charges - real estate, including non-consolidated entities	2,762	18,673	36,832	49,529
Noncontrolling interests - OP units	457	434	1,999	2,990
Amortization of leasing commissions	1,695	1,426	5,554	5,932
Joint venture and noncontrolling interest adjustment	453	335	1,788	2,068
Gains on sales of properties, including non-consolidated entities	(487)	(36,374)	(25,371)	(58,426)
FFO available to common shareholders and unitholders - basic	77,817	59,740	283,546	245,954
Preferred dividends	1,572	1,572	6,290	6,290
Interest and amortization on 6.00% Convertible Notes	253	472	1,048	2,090
Amount allocated to participating securities	49	91	313	490
FFO available to common shareholders and unitholders - diluted	79,691	61,875	291,197	254,824
Debt satisfaction (gains) charges, net, including non-consolidated entities	(11,397)	1,519	(25,086)	9,764
Impairment loss - loan receivable	—	2,500	—	2,500
Transaction costs/Other	1,285	368	1,864	1,882
Company FFO available to common shareholders and unitholders - diluted	69,579	66,262	267,975	268,970

FUNDS AVAILABLE FOR DISTRIBUTION: (2)
Adjustments:
Straight-line rents	(12,460)	(16,170)	(47,702)	(47,227)
Lease incentives	387	386	1,544	1,490
Amortization of below/above market leases	418	233	261	1,136
Lease termination payments, net	2,420	(1,227)	3,086	1,571
Non-cash interest, net	(638)	1,294	(118)	(2,892)
Non-cash charges, net	2,213	2,141	8,821	8,704
Tenant improvements	(7,242)	(5,435)	(20,426)	(11,395)
Lease costs	(2,439)	(2,070)	(6,681)	(10,484)
Company Funds Available for Distribution	$52,238	$45,414	$206,760	$209,873

Per Common Share and Unit Amounts
Basic:
FFO	$0.33	$0.25	$1.19	$1.06

Diluted:
FFO	$0.33	$0.25	$1.19	$1.05
Company FFO	$0.29	$0.27	$1.10	$1.11
Company FAD	$0.21	$0.19	$0.85	$0.87

Weighted-Average Common Shares:
Basic(3)	237,283,062	234,688,921	237,303,490	232,838,280
Diluted	244,121,625	243,398,807	244,355,734	241,967,017

11

1 Lexington believes that Funds from Operations (“FFO”), which is not a measure under generally accepted accounting principles (“GAAP”), is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” NAREIT clarified its computation of FFO to exclude impairment charges on depreciable real estate owned directly or indirectly. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

Lexington presents FFO available to common shareholders and unitholders - basic. Lexington also presents FFO available to common shareholders and unitholders - diluted on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington's common shares, are converted at the beginning of the period. Lexington also presents Company FFO which adjusts FFO for certain items which Management believes are not indicative of the operating results of its real estate portfolio. Management believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate funds from operations in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others. Company FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

2 Company Funds Available for Distribution ("FAD") is calculated by making adjustments to Company FFO for (1) straight-line rent revenue, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) lease termination payments, net, (5) non-cash interest, net, (6) non-cash charges, net, (7) cash paid for tenant improvements, and (8) cash paid for lease costs. Although FAD may not be comparable to that of other REITs, Lexington believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.

3 Includes OP units other than OP units held by us.

# # #

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LEXINGTON REALTY TRUST

2015 Fourth Quarter Investment / Capital Recycling Summary

PROPERTY INVESTMENTS

	Primary Tenant (Guarantor)	Location		Property Type	Initial Basis ($000)	Initial Annualized Cash Rent ($000)	Initial Cash Yield	Initial GAAP Yield	Month Closed	Primary Lease Expiration
1	Preferred Freezer Services of Richland LLC (Preferred Freezer Services, LLC & Preferred Freezer Services Operating, LLC) (1)	Richland	WA	Industrial	$152,000	$10,792	7.1%	8.6%	November	08/2035
2	McGuireWoods LLP (2)	Richmond	VA	Office	101,489	8,701	8.2%	9.0%	December	08/2030
2	TOTAL PROPERTY INVESTMENT				$253,489	$19,493	7.6%	8.8%

CAPITAL RECYCLING

	PROPERTY DISPOSITIONS

	Tenant	Location		Property Type	Gross Disposition Price ($000)	Annualized NOI ($000)	Month of Disposition	% Leased	Gross Disposition Price PSF
1	Vacant (3)	Rochester	NY	Office	$17,234	$-	December	0%	$76.26

Footnotes
(1)	ConAgra Foods Inc. provides credit support.
(2)

Property is 100% leased. McGuireWoods LLP is primary tenant with 68% of the space.

Initial basis does not include $8.1 million for estimated earnout lease payments for developer leased space.

Initial yields include $4.0 million of earnout lease payments earned but not yet paid as of 12/31/2015.

(3)	Property conveyed through foreclosure.

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LEXINGTON REALTY TRUST

BUILD-TO-SUIT PROJECTS / FORWARD PURCHASE COMMITMENTS

12/31/2015

BUILD-TO-SUIT PROJECTED CONSTRUCTION FUNDING SCHEDULE (1)

	Location		Sq. Ft	Asset Type	Lease Term (Years)	Maximum Commitment/ Estimated Completion Cost ($000)	Investment balance as of 12/31/15 ($000)	Estimated Cash Investment Next 12 Months ($000)				Estimated Completion/ Acquisition Date	Estimated Initial Cash Yield	Estimated GAAP Yield
								Q1 2016	Q2 2016	Q3 2016	Q4 2016
1	Anderson	SC	1,325,000	Industrial	20	$70,012	$23,826	$21,088	$24,536	$-	$-	2Q16	5.9%	7.3%
2	Lake Jackson	TX	664,000	Office	20	166,164	62,353	300	33,818	50,577	16,859	4Q 16	7.3%	8.9%
3	Charlotte	NC	201,000	Office	15	62,445	9,223	8,425	11,130	11,130	11,130	1Q 17	8.3%	9.5%

3	TOTAL CONSOLIDATED BUILD-TO-SUIT PROJECTS (2)					$298,621	$95,402	$29,813	$69,484	$61,707	$27,989

1	Houston (3)	TX	274,000	Retail/Specialty	20	$86,491	$38,367	$15,269	$15,269	$15,269	$-	3Q 16	7.5%	7.5%

1	TOTAL NON-CONSOLIDATED BUILD-TO-SUIT PROJECTS					$86,491	$38,367	$15,269	$15,269	$15,269	$-

4	TOTAL BUILD-TO-SUIT PROJECTS					$385,112	$133,769	$45,082	$84,753	$76,976	$27,989

FORWARD PURCHASE COMMITMENTS (1)

	Tenant	Location	Property Type	Sq. Ft.	Estimated Acquisition Cost ($000)	Estimated Completion/ Acquisition Date	Estimated Initial Cash Yield	Estimated GAAP Yield	Lease Term
1	FCA US LLC (F/K/A Chrysler Group LLC) (4)	Detroit, MI	Industrial	189,960	$29,680	1Q 16	7.4%	7.4%	20 yrs

1	TOTAL FORWARD PURCHASE COMMITMENTS

BUILD-TO-SUIT NOI (5)
	2011	2012	2013	2014	2015
Net operating income ($000)	$1,156	$5,268	$11,920	$21,438	$27,462

Footnotes

(1)	Lexington can give no assurance that any of the build-to-suit projects or other potential investments that are under commitment or contract or in process will be completed.
(2)	Investment balance in accordance with GAAP included in investment in real estate under construction. Aggregate equity invested is $98.2 million.
(3)	Lexington has a 25% interest as of December 31, 2015. Lexington is providing construction financing up to $56.7 million to the joint venture, of which $8.5 million has been funded as of December 31, 2015. Estimated cash investments for the next 12 months are Lexington's estimated loan amounts. Lease contains annual CPI increases.
(4)	Lexington funded a $2.5 million deposit. Property acquired January 2016.
(5)	Net operating income generated from completed build-to-suit projects funded by Lexington beginning in 2010.

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LEXINGTON REALTY TRUST

2015 Fourth Quarter Financing Summary

DEBT RETIRED

Location	Tenant (Guarantor)	Property Type	Face / Satisfaction ($000)	Fixed Rate	Maturity Date

Consolidated Mortgage Debt:
Rochester, NY (1)	Vacant	Office	$17,234	6.21%	08/2016

PROPERTY LEVEL FINANCING

Location	Tenant (Guarantor)	Property Type	Face ($000)	Fixed Rate	Maturity Date

Richland, WA	Preferred Freezer Services of Richland LLC (Preferred Freezer Services, LLC & Preferred Freezer Services Operating, LLC)	Industrial	$110,000	4.00%	01/2026

Footnotes

(1)	Property conveyed through foreclosure.

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2015 Fourth Quarter Leasing Summary

LEASE EXTENSIONS

	Tenant (Guarantor)	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)

	Office / Multi-Tenant
1-3	Various	Honolulu	HI	2015	2016-2018	886	$10	$10	$10	$10

3	Total office lease extensions					886	$10	$10	$10	$10

	Industrial
1	MAHLE Aftermarket Inc. (MAHLE Industries, Incorporated)	Olive Branch	MS	02/2016	02/2023	268,104	$871	$954	$906	$905
2	Jacobson Warehouse Company, Inc.	Rockford	IL	12/2015	12/2018	150,000	525	476	471	488

2	Total industrial lease extensions					418,104	$1,396	$1,430	$1,377	$1,393

5	TOTAL EXTENDED LEASES					418,990	$1,406	$1,440	$1,387	$1,403

NEW LEASES

	Tenant	Location		Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	New GAAP Rent Per Annum ($000)(1)
	Office / Multi-Tenant Office
1	Charles Schwab & Co, Inc.	Westlake	TX	06/2021	130,199	$2,018	$3,476
2	United States of America (2)	Florence	SC	01/2016	12,851	257	257
3	International Business Machines Corporation	Farmers Branch	TX	04/2021	66,018	988	1,056
4	Valdeshia Kelly and Corinthian Kelly	Honolulu	HI	12/2017	379	8	8

4	Total office new leases				209,447	$3,271	$4,797

	Industrial
1	United States Cold Storage, Inc.	McDonough	GA	08/2028	296,972	$2,109	$2,251

1	Total industrial new lease				296,972	$2,109	$2,251

5	TOTAL NEW LEASES				506,419	$5,380	$7,048

10	TOTAL NEW AND EXTENDED LEASES				925,409	$6,786	$8,435

Footnotes

(1)	Assumes twelve months rent from the later of 1/1/16 or full lease commencement/extension, excluding free rent periods as applicable.
(2)	Tenant lease has expired, and tenant has vacated.

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Other Revenue Data

12/31/2015

($000)

Other Revenue Data

	GAAP Rent
Asset Class	Twelve months ended
	12/31/15 (1)	12/31/15 Percentage	12/31/14 Percentage
Office	$192,863	50.1%	51.4%
Industrial	107,263	27.9%	23.0%
Land / Infrastructure	61,534	16.0%	14.3%
Multi-tenant	11,450	3.0%	8.7%
Retail/Specialty	11,879	3.0%	2.6%
	$384,989	100.0%	100.0%

	GAAP Rent
Credit Ratings (2)	Twelve months ended
	12/31/15 (1)	12/31/15 Percentage	12/31/14 Percentage
Investment Grade	$132,787	34.5%	36.6%
Non-Investment Grade	57,419	14.9%	12.4%
Unrated	194,783	50.6%	51.0%
	$384,989	100.0%	100.0%

Weighted-Average Lease Term - Cash Basis	As of 12/31/15	As of 12/31/14
	12.6 years	12.1 years

Weighted-Average Lease Term - Cash Basis - Adjusted (3)	As of 12/31/15	As of 12/31/14
	9.1 years	8.6 years

Rent Estimates for Current Assets

Year	Cash (4)	GAAP (4)	Projected Straight-line / GAAP Rent Adjustment
2016	$355,680	$401,712	$(46,032)
2017	$331,210	$372,673	$(41,463)

Footnotes

(1)	Twelve months ended 12/31/2015 GAAP rent recognized for consolidated properties owned as of 12/31/2015.
(2)	Credit ratings are based upon either tenant, guarantor or parent. Generally, multi-tenant assets are included in unrated.
(3)	Adjusted to reflect NY land leases to the first purchase option date.
(4)	Amounts assume (1) lease terms for non-cancellable periods only, (2) no new or renegotiated leases are entered into after 12/31/2015, and (3) no properties are sold or acquired after 12/31/2015.

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Other Revenue Data (Continued)

12/31/2015

($000)

Same-Store NOI (1)(2)

	Twelve months ended December 31,
	2015	2014
Total Base Rent	$302,827	$303,495
Tenant Reimbursements	28,637	28,109
Property Operating Expenses	(47,578)	(47,416)
Same-Store NOI	$283,886	$284,188

Change in Same-Store NOI	(0.1)%

Same-Store Percent Leased (2)

As of 12/31/15	As of 12/31/14
97.6%	98.0%

Lease Escalation Data (3)

Footnotes

(1)	NOI is on a consolidated cash basis for all consolidated properties except properties acquired/expanded and sold in 2015 and 2014 and excludes lease termination payments.
(2)	Adjusted for potential foreclosure on the Bridgewater, NJ property.
(3)	Based on twelve months consolidated cash base rents for single-tenant leases. Excludes parking operations and $7.8 million in step-down leases.

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Portfolio Detail By Asset Class

12/31/2015

( $000, except square footage)

Asset Class	YE 2012	YE 2013	YE 2014	YE 2015

Office
% of ABR (1)	64.3%	61.3%	51.4%	50.1%
LTL (5)	22.4%	26.8%	31.8%	23.4%
STL (6)	77.6%	73.2%	68.2%	76.6%
Leased	98.6%	99.0%	98.6%	99.6%
Wtd. Avg. Lease Term (2)	6.6	7.2	7.4	7.2
Mortgage Debt	$1,078,345	$692,460	$426,635	$329,696
% Investment Grade (1)	62.1%	57.2%	53.7%	48.7%
Square Feet	15,726,609	15,316,875	13,264,134	12,847,877
Cash Base Rent	$198,183	$214,774	$192,865	$183,249

Industrial
% of ABR (1)	22.9%	23.2%	23.0%	27.9%
LTL (5)	33.7%	35.2%	42.8%	43.1%
STL (6)	66.3%	64.8%	57.2%	56.9%
Leased	99.6%	99.8%	99.7%	99.6%
Wtd. Avg. Lease Term (2)	7.5	7.2	7.9	9.5
Mortgage Debt	$221,055	$206,209	$177,951	$292,293
% Investment Grade (1)	23.1%	34.1%	29.3%	30.3%
Square Feet	21,317,359	21,473,994	22,612,691	25,561,136
Cash Base Rent	$70,600	$84,039	$89,991	$105,032

Land/Infrastructure
% of ABR (1)	0.5%	4.9%	14.3%	16.0%
LTL (5)	100.0%	100.0%	100.0%	100.0%
STL (6)	0.0%	0.0%	0.0%	0.0%
Leased	100.0%	100.0%	100.0%	100.0%
Wtd. Avg. Lease Term (2)	19.1	72.7	73.1	70.3
Wtd. Avg. Lease Term Adjusted (3)	19.1	23.7	22.8	22.8
Mortgage Debt	$-	$213,500	$213,475	$242,494
% Investment Grade (1)	0.0%	0.2%	0.4%	0.4%
Cash Base Rent	$1,219	$9,259	$22,717	$25,651

Multi-Tenant
% of ABR (1)	9.0%	7.9%	8.7%	3.0%
Leased	67.4%	66.4%	53.9%	44.1%
Wtd. Avg. Lease Term (2)	7.1	7.0	6.9	3.4
Mortgage Debt	$102,582	$71,754	$116,763	$14,118
% Investment Grade (1)	33.2%	34.5%	19.3%	36.9%
Square Feet	2,396,631	2,259,189	2,414,889	2,301,864
Cash Base Rent	$25,169	$27,941	$34,458	$11,425

Retail/Specialty
% of ABR (1)	3.3%	2.7%	2.6%	3.0%
LTL (5)	15.3%	21.0%	28.1%	34.7%
STL (6)	84.7%	79.0%	71.9%	65.3%
Leased	99.3%	98.5%	94.3%	97.9%
Wtd. Avg. Lease Term (2)	8.0	7.2	9.1	8.4
Mortgage Debt	$13,979	$13,566	$13,170	$12,724
% Investment Grade (1)	22.0%	18.7%	22.4%	16.4%
Square Feet	1,755,608	1,489,267	1,447,724	1,395,517
Cash Base Rent	$8,186	$7,947	$8,948	$9,557

Loans Receivable	$72,540	$99,443	$105,635	$95,871
Construction in progress (4)	$71,634	$78,656	$121,184	$103,954

Footnotes

(1)	Percentage of GAAP rent.
(2)	Cash basis.
(3)	Cash basis adjusted to reflect NY land leases to the first purchase option date.
(4)	Includes development classified as real estate under construction on a consolidated basis.
(5)	Long-term leases ("LTL") are defined as leases having a term of ten years or longer.
(6)	Short-term leases ("STL") are defined as leases having a term of less than ten years.

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LEXINGTON REALTY TRUST

Portfolio Composition

12/31/2015

 As a Percent of Gross Book Value (1)

Portfolio Composition (2)

Footnotes

(1)	Based on gross book value of assets as of 12/31/2015.
(2)	Based on twelve months GAAP rent as of 12/31/2015.

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LEXINGTON REALTY TRUST
Components of Net Asset Value
12/31/2015
($000)

The purpose of providing the following information is to enable readers to derive their own estimate of net asset value. This information is not intended to be an asset-by-asset or enterprise valuation.

Consolidated properties twelve month cash net operating income (NOI) (1)
Office	$178,659
Industrial	116,682
Land/ Infrastructure	25,949
Multi-Tenant	3,072
Retail/Specialty	7,640
Total Net Operating Income	$332,002

Lexington's share of non-consolidated twelve month NOI (1)
Land/Infrastructure	$244
Office	2,218
Retail/Specialty	1,213
$3,675
Other income
Advisory fees	$547

In service assets not fairly valued by capitalized NOI method (1)
Wholly-owned assets	$82,156

Add other assets:
Assets held for sale	$24,425
Loans receivable	95,871
Development investment at cost incurred	119,924
Cash and cash equivalents	93,249
Restricted cash	10,637
Accounts receivable, net	7,193
Other assets	18,505
Total other assets	$369,804

Liabilities:
Corporate level debt	$1,321,247
Mortgages and notes payable	882,952
Liabilities held for sale	8,405
Dividends payable	45,440
Accounts payable, accrued expenses and other liabilities	67,136
Preferred stock, at liquidation value	96,770
Lexington's share of non-consolidated mortgages	8,591
Total deductions	$2,430,541

Common shares & OP units at 12/31/2015	238,395,417

Footnotes

(1)	Twelve months ended December 31, 2015 Cash NOI for the existing property portfolio excludes straight-line income, other GAAP adjustments, minority interests' share of NOI and NOI related to assets undervalued by a capitalized NOI method. Assets undervalued by a capitalized NOI method are identified generally by occupancies under 70%. For assets in this category an NOI capitalization approach is not appropriate and accordingly the company's net book value has been used. NOI has been adjusted for acquisitions, divestitures, and changes in occupancy during the period, as applicable.

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LEXINGTON REALTY TRUST
Top Markets
12/31/2015

	Core Based Statistical Area (2)	Percent of GAAP Rent as of 12/31/15 (1)
1	New York-Northern New Jersey-Long Island, NY-NJ-PA	16.5%
2	Dallas-Fort Worth-Arlington, TX	6.7%
3	Houston-Sugar Land-Baytown, TX	6.4%
4	Memphis, TN-MS-AR	4.4%
5	Kansas City, MO-KS	3.8%
6	Phoenix-Mesa-Scottsdale, AZ	3.8%
7	Denver-Aurora, CO	2.3%
8	Detroit-Warren-Livonia, MI	2.2%
9	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.2%
10	Boston-Cambridge-Quincy, MA-NH	2.1%
11	Columbus, OH	2.0%
12	Indianapolis-Carmel, IN	1.9%
13	Charlotte-Gastonia-Rock Hill, NC-SC	1.8%
14	Las Vegas-Paradise, NV	1.8%
15	San Jose-Sunnyvale-Santa Clara, CA	1.7%
16	Chicago-Naperville-Joliet, IL-IN-WI	1.6%
17	Atlanta-Sandy Springs-Marietta, GA	1.5%
18	Orlando-Kissimmee, FL	1.4%
19	Cincinnati-Middletown, OH-KY-IN	1.4%
20	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.3%
	Total Top Markets (3)	66.8%

Footnotes

(1)	Twelve months ended 12/31/2015 GAAP rent recognized for consolidated properties owned as of 12/31/2015.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3)	Total shown may differ from detailed amounts due to rounding.

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Single-Tenant Office Markets

12/31/2015

Footnotes

(1)	Twelve months ended 12/31/2015 GAAP rent recognized for consolidated office properties owned as of 12/31/2015.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.

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Tenant Industry Diversification

12/31/2015

Footnotes

(1)	Twelve months ended 12/31/2015 GAAP rent recognized for consolidated properties owned as of 12/31/2015.

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LEXINGTON REALTY TRUST

Top 10 Tenants or Guarantors

12/31/2015

Top 10 Tenants or Guarantors - Cash Basis

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	Cash Rent as of 12/31/2015 ($000) (1)	Percent of Cash Rent as of 12/31/2015 ($000) (1) (2)
FedEx Corporation / Federal Express Corporation	3	787,829	1.9%	$12,569	3.8%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	7	2,053,359	4.9%	10,221	3.1%
United States of America	4	411,065	1.0%	7,997	2.4%
Nissan North America, Inc.	2	1,691,049	4.0%	7,895	2.4%
Swiss Re America Holding Corporation / Westport Insurance Corporation	2	476,123	1.1%	7,512	2.2%
Xerox Corporation	1	202,000	0.5%	7,070	2.1%
Michelin North America, Inc.	3	2,503,916	5.9%	7,039	2.1%
T-Mobile USA, Inc. / T-Mobile West Corporation	5	386,078	0.9%	6,920	2.1%
SM Ascott LLC	1	-	0.0%	5,771	1.7%
Industrial Terminals Management, LLC (Maritime Holdings (Delaware) LLC)	1	132,449	0.3%	5,473	1.6%
	29	8,643,868	20.4%	$78,467	23.4%

Top 10 Tenants or Guarantors - GAAP Basis

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Rent as of 12/31/2015 ($000) (3)	Percent of GAAP Rent as of 12/31/2015 ($000) (3) (2)
SM Ascott LLC	1	-	0.0%	$17,373	4.5%
FC-Canal Ground Tenant LLC	1	-	0.0%	14,890	3.9%
AL-Stone Ground Tenant LLC	1	-	0.0%	13,590	3.5%
FedEx Corporation / Federal Express Corporation	3	787,829	1.9%	12,897	3.3%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	7	2,053,359	4.9%	9,941	2.6%
United States of America	4	411,065	1.0%	9,559	2.5%
Nissan North America, Inc.	2	1,691,049	4.0%	8,092	2.1%
Swiss Re America Holding Corporation / Westport Insurance Corporation	2	476,123	1.1%	7,544	2.0%
Michelin North America, Inc.	3	2,503,916	5.9%	7,081	1.8%
Industrial Terminals Management, LLC (Maritime Holdings (Delaware) LLC)	1	132,449	0.3%	6,773	1.8%
	25	8,055,790	19.1%	$107,740	28.0%

Footnotes

(1)	Twelve months ended 12/31/2015 cash rent recognized for consolidated properties owned as of 12/31/2015.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Twelve months ended 12/31/2015 GAAP rent recognized for consolidated properties owned as of 12/31/2015.

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LEXINGTON REALTY TRUST

Lease Rollover Schedule - Consolidated Single-Tenant Properties GAAP Basis

12/31/2015

($000)

Year	Number of Leases Expiring	GAAP Rent as of 12/31/2015	Percent of GAAP Rent as of 12/31/2015	Percent of GAAP Rent as of 12/31/2014
2016	11	$14,312	3.9%	5.1%
2017	19	26,134	7.1%	5.6%
2018	31	24,936	6.7%	7.1%
2019	20	29,459	8.0%	8.3%
2020	16	22,760	6.2%	7.8%
2021	13	22,828	6.2%	5.9%
2022	8	12,840	3.5%	3.5%
2023	7	14,104	3.8%	4.8%
2024	8	12,243	3.3%	3.6%
2025	20	33,495	9.1%	10.4%
Thereafter	65	156,952	42.4%	35.0%

Total (1)	218	$370,063	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

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Lease Rollover Schedule - Consolidated Properties GAAP Basis

12/31/2015

($000)

Year	Number of Leases Expiring	GAAP Rent as of 12/31/2015	Percent of GAAP Rent as of 12/31/2015
2016	45	$15,240	4.0%
2017	30	26,566	7.0%
2018	37	27,092	7.2%
2019	26	30,889	8.2%
2020	18	23,092	6.1%
2021	16	24,551	6.5%
2022	9	12,916	3.4%
2023	8	14,385	3.8%
2024	8	12,243	3.2%
2025	21	33,605	8.9%
Thereafter	65	156,952	41.6%

Total (1)	283	$377,531	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding and does not include parking operations.

27

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Property Leases and Vacancies - Consolidated Portfolio - 12/31/2015

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2015 ($000) (2)	GAAP Rent as of 12/31/2015 ($000) (3)	12/31/2015 Debt Balance ($000)	Debt Maturity
OFFICE PROPERTIES
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas, Inc. (Nextel Finance Company)	54,683	842	451	7,463	01/2016
	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	—	Haggar Clothing Co. (Texas Holding Clothing Corporation and Haggar Corp.)	114,489	1,563	2,023	18,380	07/2016
	5/31/2016	1200 Jupiter Rd.	Garland	TX	—	Raytheon Company	278,759	1,506	1,731	-	-
	7/8/2016	1460 Tobias Gadsen Blvd.	Charleston	SC	13	Hagemeyer North America, Inc.	50,076	860	1,395	7,185	02/2021
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	—	Nextel West Corporation (Nextel Finance Company)	60,200	1,215	1,215	5,534	04/2016
	9/30/2016	2000 Eastman Dr.	Milford	OH	—	Siemens Corporation	221,215	2,486	2,318	-	-
	10/31/2016	104 & 110 South Front St.	Memphis	TN	—	Hnedak Bobo Group, Inc.	37,229	519	501	3,555	01/2017
2017	1/31/2017	10300 Kincaid Dr.	Fishers	IN	16	Roche Diagnostics Operations, Inc.	193,000	3,530	4,410	-	-
		1311 Broadfield Blvd.	Houston	TX	5	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	155,040	2,636	2,657	-	-
	3/31/2017	1701 Market St.	Philadelphia	PA	—	Car-Tel Communications, Inc.	1,220	56	56	-	-
	6/30/2017	10419 North 30th St.	Tampa	FL	9	Time Customer Service, Inc. (Time Incorporated)	132,981	1,499	1,437	-	-
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	—	Arrow Electronics, Inc.	128,500	2,732	3,032	-	-
	10/31/2017	4455 American Way	Baton Rouge	LA	—	New Cingular Wireless PCS, LLC	70,100	1,061	1,058	-	-
		5201 West Barraque St.	Pine Bluff	AR	—	Entergy Services, Inc.	27,189	225	277	-	-
	11/30/2017	800 East Canal St.	Richmond	VA	—	CRG-Richmond Tenant, LLC	51,450	64	64	-	-
		6200 Northwest Pkwy.	San Antonio	TX	—	United HealthCare Services, Inc. / PacifiCare Healthsystems, LLC	142,500	1,971	1,866	-	-
2018	1/31/2018	820 Gears Rd.	Houston	TX	—	Ricoh Americas Corporation	78,895	1,062	1,154	-	-
	2/28/2018	850-950 Warrenville Rd.	Lisle	IL	—	Flexible Steel Lacing Company, d/b/a Flexco, Inc.	7,535	116	116	-	-
	5/30/2018	13651 McLearen Rd.	Herndon	VA	—	United States of America	159,644	3,589	3,402	-	-
	5/31/2018	8900 Freeport Pkwy.	Irving	TX	—	Pacific Union Financial, LLC.	43,396	879	784	-	-
	6/30/2018	100 Barnes Rd.	Wallingford	CT	—	3M Company	44,400	502	507	-	-
		420 Riverport Rd.	Kingsport	TN	—	Kingsport Power Company	42,770	310	128	-	-
	8/31/2018	2706 Media Center Dr.	Los Angeles	CA	—	Sony Electronics Inc.	20,203	214	214	-	-
		3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing LP	62,218	1,309	928	-	-
	9/30/2018	1701 Market St.	Philadelphia	PA	—	CBC Restaurant Corp.	8,070	224	211	-	-
	10/31/2018	3943 Denny Ave.	Pascagoula	MS	—	Huntington Ingalls Incorporated	94,841	593	593	-	-
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	320,198	5,122	5,154	34,134	05/2019
	12/31/2018	2550 Interstate Dr.	Harrisburg	PA	—	AT&T Services, Inc.	61,766	1,171	1,265	-	-
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	VoiceStream PCS I, LLC / T-Mobile West Corporation (T-Mobile USA, Inc.)	77,484	1,658	1,469	-	-
	4/1/2019	9201 Stateline Rd.	Kansas City	MO	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	155,925	2,390	2,390	16,271	05/2019
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	521,286	6,974	7,013	-	-
	6/30/2019	3265 East Goldstone Dr.	Meridian	ID	—	VoiceStream PCS Holding, LLC / T-Mobile PCS Holdings, LLC (T-Mobile USA, Inc.)	77,484	1,409	1,105	9,322	08/2019
	7/15/2019	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International Inc.	252,300	1,878	1,902	-	-
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	390,100	4,661	4,540	20,986	07/2019
	10/31/2019	10475 Crosspoint Blvd.	Indianapolis	IN	—	John Wiley & Sons, Inc.	123,416	2,257	2,269	-	-
		9601 Renner Blvd.	Lenexa	KS	—	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	77,484	1,434	1,142	9,463	12/2019
	12/31/2019	400 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	100,632	986	1,006	-	-
		850-950 Warrenville Rd.	Lisle	IL	—	National-Louis University / James J. Benes & Associates, Inc.	91,879	1,549	1,566	9,449	06/2016
2020	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	—	Canon Solutions America, Inc. (Oce - USA Holding, Inc.)	143,290	2,325	2,244	19,624	02/2020
	5/31/2020	2401 Cherahala Blvd.	Knoxville	TN	—	AdvancePCS, Inc. / CaremarkPCS, L.L.C.	59,748	740	773	-	-
	6/30/2020	3711 San Gabriel	Mission	TX	—	VoiceStream PCS II Corporation / T-Mobile West Corporation	75,016	994	900	-	-
	7/31/2020	13775 McLearen Rd.	Herndon	VA	12	Orange Business Services U.S., Inc. (Equant N.V.)	132,677	1,722	1,729	-	-
	8/31/2020	133 First Park Dr.	Oakland	ME	—	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	78,610	1,425	1,147	8,850	10/2020
	9/30/2020	600 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	125,155	1,637	1,757	-	-
		9200 South Park Center Loop	Orlando	FL	—	Zenith Education Group, Inc. (ECMC Group, Inc.)	59,927	1,128	1,136	9,471	02/2017
		550 International Parkway	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	125,920	1,647	1,762	-	-
	10/31/2020	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	36,311	237	237	-	-

28

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2015

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2015 ($000) (2)	GAAP Rent as of 12/31/2015 ($000) (3)	12/31/2015 Debt Balance ($000)	Debt Maturity
OFFICE PROPERTIES
		2550 Interstate Dr.	Harrisburg	PA	—	AXA Equitable Life Insurance Company	2,417	37	159	-	-
2021	1/31/2021	1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas, Inc. (Nextel Finance Company)	54,117	833	447	-	-
		1701 Market St.	Philadelphia	PA	—	Morgan, Lewis & Bockius LLP	289,432	4,287	4,298	-	-
	4/30/2021	11511 Luna Rd.	Farmers Branch	TX	11	International Business Machines Corporation	66,018	902	1,166	-	-
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	157,511	3,543	3,543	17,536	01/2021
	8/31/2021	333 Three D Systems Circle	Rock Hill	SC	—	3D Systems Corporation	80,028	669	688	-	-
	9/30/2021	2050 Roanoke Rd.	Westlake	TX	18	TD Auto Finance LLC / Charles Schwab & Co, Inc.	130,199	1,696	1,725	-	-
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc. (CAE INC.)	123,734	2,498	2,327	13,700	11/2021
	12/31/2021	2800 Waterford Lake Dr.	Midlothian	VA	—	Alstom Power, Inc.	99,057	2,206	2,184	-	-
2022	1/31/2022	26210 and 26220 Enterprise Court	Lake Forest	CA	—	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	100,012	1,333	1,199	-	-
	4/30/2022	4400 Northcorp Pkwy.	Palm Beach Gardens	FL	—	The Weiss Group, LLC	18,500	246	246	-	-
	6/30/2022	8555 South River Pkwy.	Tempe	AZ	—	DA Nanomaterials L.L.C./ Air Products and Chemicals, Inc.	95,133	1,606	1,707	-	-
	7/31/2022	1440 E 15th Street	Tucson	AZ	—	CoxCom, LLC	28,591	517	517	-	-
	11/30/2022	4201 Marsh Ln.	Carrollton	TX	—	Carlson Restaurants Inc. (Carlson, Inc.)	130,000	2,030	1,866	-	-
	12/31/2022	147 Milk St.	Boston	MA	—	Atrius Health, Inc.	52,337	1,701	1,661	12,302	12/2018
		231 N. Martingale Rd.	Schaumburg	IL	—	CEC Educational Services, LLC (Career Education Corporation)	317,198	4,312	4,305	-	-
2023	2/28/2023	1315 West Century Dr.	Louisville	CO	—	Rogue Wave Software, Inc.	20,000	4	26	-	-
		2211 South 47th St.	Phoenix	AZ	23	Avnet, Inc.	176,402	2,203	2,697	-	-
	3/31/2023	8900 Freeport Pkwy.	Irving	TX	—	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	225,049	3,603	3,425	-	-
	12/14/2023	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	202,000	7,070	6,642	48,512	12/2023
2024	2/14/2024	1362 Celebration Blvd.	Florence	SC	—	MED3000, Inc.	32,000	543	573	-	-
	5/31/2024	3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	169,083	1,804	1,948	-	-
		3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	169,218	1,805	2,026	-	-
	8/31/2024	10475 Crosspoint Blvd.	Indianapolis	IN	—	RGN-Indianapolis I, LLC	14,236	288	287	-	-
	10/31/2024	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	84,404	1,106	1,255	-	-
	12/31/2024	12000 & 12025 Tech Center Dr.	Livonia	MI	—	Kelsey-Hayes Company (TRW Automotive Inc.)	180,230	1,574	1,691	-	-
2025	1/31/2025	1401 Nolan Ryan Expy.	Arlington	TX	—	Triumph Aerostructures, LLC (Triumph Group, Inc.)	111,409	1,649	1,618	-	-
	2/28/2025	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	247,254	3,000	2,825	-	-
		1401 Nolan Ryan Expy.	Arlington	TX	—	Cyient, Inc. (Infotech Enterprise Limited)	13,590	173	166	-	-
	3/14/2025	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. / TRW, Inc.(Experian Holdings, Inc.)	292,700	3,073	2,966	-	-
	3/31/2025	2706 Media Center Dr.	Los Angeles	CA	—	Bank of America, National Association	62,323	-	910	-	-
	5/31/2025	1701 Market St.	Philadelphia	PA	—	TruMark Financial Credit Union	2,641	139	139	-	-
	6/30/2025	2500 Patrick Henry Pkwy.	McDonough	GA	—	Georgia Power Company	111,911	1,306	1,328	-	-
	9/30/2025	10001 Richmond Ave.	Houston	TX	11	Schlumberger Holdings Corp.	554,385	7,406	7,030	-	-
	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Infocrossing, Inc.	85,200	1,167	1,167	7,608	04/2016
		2550 Interstate Dr.	Harrisburg	PA	—	Crump Life Insurance Services Inc.	23,535	8	8	-	-
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	—	Infocrossing, Inc.	60,000	1,128	1,128	7,185	04/2016
		4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating, LP	138,443	2,068	2,226	-	-
2026	3/31/2026	500 Olde Worthington Rd.	Westerville	OH	—	InVentiv Communications, Inc.	97,000	836	1,219	-	-
	4/30/2026	800 East Canal St.	Richmond	VA	—	Richmond Belly Ventures, LLC (David Duke, Lauren Duke, Terrence Kee, Cara Kee and John Bokel)	2,568	-	-	-	-
	11/30/2026	500 Kinetic Dr.	Huntington	WV	—	AMZN WVCS LLC (Amazon.com, Inc.)	68,693	1,070	1,268	6,500	02/2017
	12/29/2026	5500 New Albany Rd.	Columbus	OH	—	Evans, Mechwart, Hambleton & Tilton, Inc.	104,807	1,613	1,737	-	-
2027	4/30/2027	1315 West Century Dr.	Louisville	CO	—	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	86,877	1,153	1,321	-	-
	6/30/2027	3902 Gene Field Rd	St. Joseph	MO	—	Boehringer Ingelheim Vetmedica, Inc. (Boehringer Ingelheim USA Corporation)	98,849	1,803	1,993	-	-
	7/6/2027	2221 Schrock Rd.	Columbus	OH	—	MS Consultants, Inc.	42,290	589	641	-	-
	8/7/2027	25 Lakeview Dr.	Jessup	PA	—	TMG Health, Inc.	150,000	2,004	2,501	-	-

29

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2015

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2015 ($000) (2)	GAAP Rent as of 12/31/2015 ($000) (3)	12/31/2015 Debt Balance ($000)	Debt Maturity
OFFICE PROPERTIES
	10/31/2027	11201 Renner Blvd.	Lenexa	KS	—	United States of America	169,585	4,353	6,102	36,666	11/2027
	11/30/2027	1700 Millrace Dr.	Eugene	OR	10	Oregon Research Institute / Educational Policy Improvement Center	80,011	1,681	2,079	-	-
	12/31/2027	333 Mt. Hope Ave.	Rockaway	NJ	—	Atlantic Health System, Inc.	92,326	329	1,156	-	-
2028	4/30/2028	9655 Maroon Circle	Englewood	CO	—	TriZetto Corporation	166,912	3,495	3,843	-	-
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	282,000	3,089	4,253	-	-
	3/31/2029	2800 High Meadow Circle	Auburn Hills	MI	—	Faurecia USA Holdings, Inc.	278,000	2,513	2,870	-	-
2030	7/31/2030	3940 South Teller St.	Lakewood	CO	11	Addenbrooke Classical Academy	68,165	406	664	-	-
	8/31/2030	800 East Canal St.	Richmond	VA	—	McGuireWoods LLP	224,537	524	580	-	-
	9/30/2030	810 Gears Rd.	Houston	TX	—	United States of America	68,985	-	-	-	-
		800 East Canal St.	Richmond	VA	—	CCA Industries, Inc. (The Riverstone Group, LLC),	25,707	35	56	-	-
		800 East Canal St.	Richmond	VA	—	Towne Bank	26,047	-	-	-	-
2032	10/31/2032	143 Diamond Avenue	Parachute	CO	—	Encana Oil and Gas (USA) Inc. (Alenco Inc.)	49,024	1,029	1,284	-	-
	12/31/2032	3030 North 3rd St.	Phoenix	AZ	—	CopperPoint Mutual Insurance Company	252,400	4,017	4,951	-	-
2033	11/30/2033	1331 Capitol Ave.	Omaha	NE	—	The Gavilon Group, LLC	127,810	2,830	3,311	-	-
	12/31/2033	3000 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	17,000	489	489	-	-
		2910 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	2,500	55	55	-	-
		2950 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	8,000	155	155	-	-
		19311 SH 249	Houston	TX	—	BluePearl Holdings, LLC	12,622	219	219	-	-
2039	3/31/2039	854 Paragon Way	Rock Hill	SC	—	Physicians Choice Laboratory Services, LLC	104,497	1,898	2,339	-	-
2088	7/8/2088	800 East Canal St.	Richmond	VA	—	The City of Richmond, Virginia	-	33	33	-	-
N/A	N/A	1701 Market St.	Philadelphia	PA	—	Parking Operations	-	2,545	2,545	-	-
	Vacancy	10475 Crosspoint Blvd.	Indianapolis	IN	—	(Available for Lease)	3,764	-	-	-	-
		1701 Market St.	Philadelphia	PA	—	(Available for Lease)	2,674	-	-	-	-
		810 Gears Rd.	Houston	TX	—	(Available for Lease)	9,910	-	-	-	-
		1401 Nolan Ryan Expy.	Arlington	TX	—	(Available for Lease)	36,809	46	46	-	-
OFFICE TOTAL/WEIGHTED AVERAGE						99.6% Leased	12,847,877	$183,249	$192,863	$329,696

30

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2015

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq. Ft. Leased or Available (1)	Cash Rent as of 12/31/2015 ($000) (2)	GAAP Rent as of 12/31/2015 ($000) (3)	12/31/2015 Debt Balance ($000)	Debt Maturity
INDUSTRIAL PROPERTIES
2016	5/31/2016	291 Park Center Dr.	Winchester	VA	7	Kraft Foods Group, Inc.	344,700	1,295	1,289	-	-
	7/31/2016	7111 Crabb Rd.	Temperance	MI	—	Michelin North America, Inc.	744,570	2,286	2,286	-	-
	12/31/2016	2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	300,500	834	801	5,807	09/2016
		3686 South Central Ave.	Rockford	IL	24	Pierce Packaging Co.	93,000	302	302	-	-
2017	2/28/2017	3456 Meyers Ave.	Memphis	TN	—	Sears, Roebuck and Co. / Sears Logistics Services	780,000	1,592	1,694	-	-
	4/30/2017	3600 Army Post Rd.	Des Moines	IA	—	HP Enterprise Services, LLC	405,000	2,616	2,052	-	-
	5/31/2017	191 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	250,410	554	554	-	-
		200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	400,522	886	884	-	-
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	—	The McGraw-Hill Companies, Inc.	330,988	1,286	1,164	9,055	06/2017
	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase Inc.	244,851	1,134	1,087	-	-
	10/31/2017	43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC / Tower Automotive Products Inc. (Tower Automotive, Inc.)	290,133	1,378	1,474	-	-
	12/31/2017	2203 Sherrill Dr.	Statesville	NC	—	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	639,800	2,029	1,916	-	-
2018	6/30/2018	1133 Poplar Creek Rd.	Henderson	NC	—	Staples, Inc.	196,946	825	815	-	-
		1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	772,450	1,347	1,342	-	-
	9/30/2018	50 Tyger River Dr.	Duncan	SC	—	Plastic Omnium Auto Exteriors, LLC	221,833	1,025	1,025	-	-
		904 Industrial Rd.	Marshall	MI	—	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	246,508	841	698	-	-
	12/31/2018	120 Southeast Pkwy. Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	289,330	735	735	-	-
		749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	150,000	476	485	-	-
2019	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	649,250	2,817	2,611	17,626	09/2019
	12/31/2019	2415 US Hwy. 78 East	Moody	AL	—	Michelin North America, Inc.	595,346	1,366	1,408	-	-
2020	1/31/2020	101 Michelin Dr.	Laurens	SC	—	Michelin North America, Inc.	1,164,000	3,387	3,387	-	-
	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	—	James Hardie Building Products, Inc. (James Hardie NV & James Hardie Industries NV)	335,610	3,400	3,400	-	-
	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	133,221	1,200	952	7,676	12/2020
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	229,605	1,413	1,276	-	-
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	107,400	438	409	-	-
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	6	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	443,380	1,196	1,492	-	-
2021	3/31/2021	2455 Premier Dr.	Orlando	FL	—	Walgreen Co. / Walgreen Eastern Co.	205,016	508	786	-	-
	5/31/2021	477 Distribution Pkwy.	Collierville	TN	—	Federal Express Corporation / FedEx Techconnect, Inc.	126,213	825	749	-	-
	9/30/2021	3820 Micro Dr.	Millington	TN	—	Ingram Micro L.P. (Ingram Micro Inc.)	701,819	1,691	1,812	-	-
	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	150,945	2,027	1,747	-	-
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	423,280	1,374	1,356	-	-
2022	3/31/2022	5417 Campus Dr.	Shreveport	LA	—	The Tire Rack, Inc.	257,849	1,276	1,339	-	-
2023	2/28/2023	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Aftermarket Inc. (MAHLE Industries, Incorporated)	268,104	954	853	-	-
	12/31/2023	1601 Pratt Ave.	Marshall	MI	—	Autocam Corporation	58,707	305	305	-	-
2024	4/30/2024	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	993,685	1,992	1,827	4,810	04/2019
	5/31/2024	901 East Bingen Point Way	Bingen	WA	—	The Boeing Company	124,539	2,516	2,636	-	-
2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	336,350	1,346	1,346	-	-
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	424,904	1,687	1,687	-	-
		4010 Airpark Dr.	Owensboro	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	211,598	1,208	1,208	-	-
		730 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	167,770	537	537	-	-
		750 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	539,592	2,838	2,838	-	-
	7/14/2025	590 Ecology Ln.	Chester	SC	—	Boral Stone Products LLC (Boral Limited)	420,597	2,240	1,646	8,738	08/2025
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Mfg. Co.	458,000	2,065	2,172	15,326	09/2016
	12/31/2025	1700 47th Ave North	Minneapolis	MN	—	Owens Corning Roofing and Asphalt, LLC	18,620	550	550	-	-
2026	3/30/2026	121 Technology Dr.	Durham	NH	15	Heidelberg Americas, Inc. (Heidelberger Druckmaschinen AG) / Goss International Americas, Inc. (Goss International Corporation)	500,500	2,480	2,537	-	-
	3/31/2026	633 Garrett Pkwy.	Lewisburg	TN	—	Calsonic Kansei North America, Inc.	310,000	1,206	1,299	-	-
	6/30/2026	351 Chamber Dr.	Chillicothe	OH	—	The Kitchen Collection, Inc.	475,218	1,075	1,159	-	-

31

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2015

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq. Ft. Leased or Available (1)	Cash Rent as of 12/31/2015 ($000) (2)	GAAP Rent as of 12/31/2015 ($000) (3)	12/31/2015 Debt Balance ($000)	Debt Maturity
INDUSTRIAL PROPERTIES
	9/30/2026	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC	222,200	578	578	-	-
	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass Inc. (Libbey Inc.)	646,000	2,113	2,165	19,000	07/2017
	11/30/2026	250 Rittenhouse Cir.	Bristol	PA	—	Northtec LLC (The Estée Lauder Companies Inc.)	241,977	1,092	1,146	-	-
		736 Addison Rd.	Erwin	NY	—	Corning Property Management Corporation	408,000	1,320	1,284	7,887	10/2018
2027	2/28/2027	554 Nissan Parkway	Canton	MS	—	Nissan North America, Inc.	1,466,000	4,292	4,667	-	-
	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	20	Silver Spring Foods, Inc. (Huntsinger Farms, Inc.)	159,000	1,070	1,002	-	-
	12/31/2027	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	264,598	781	813	-	-
2028	3/31/2028	29-01-Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	—	FedEx Ground Package System, Inc. (FedEx Corporation)	140,330	4,770	5,135	49,144	03/2028
	8/31/2028	1420 Greenwood Rd.	McDonough	GA	19	Americold Logistics, LLC / United States Cold Storage, Inc	296,972	2,721	2,541	22,224	11/2017
2029	11/24/2029	318 Pappy Dunn Blvd.	Anniston	AL	—	International Automotive Components Group North America, Inc.	276,782	1,574	1,740	-	-
2030	3/31/2030	549 Wingo Rd.	Byhalia	MS	—	Asics America Corporation (Asics Corporation)	855,878	3,600	4,045	15,000	06/2016
	5/31/2030	3301 Stagecoach Rd. NE	Thomson	GA	—	Hollander Sleep Products, LLC (Hollander Home Fashions Holdings)	208,000	550	610	-	-
2031	5/31/2031	671 Washburn Switch Rd.	Shelby	NC	—	Clearwater Paper Corporation	673,518	2,297	2,601	-	-
2033	10/31/2033	1001 Innovation Road	Rantoul	IL	—	Easton-Bell Sports, Inc.	813,126	3,487	4,146	-	-
2034	9/30/2034	5625 North Sloan Ln.	North Las Vegas	NV	—	Nicholas and Co., Inc.	180,235	2,151	2,557	-	-
2035	3/31/2035	7007 F.M. 362	Brookshire	TX	—	Orizon Industries, Inc. (Spitzer Industries, Inc.)	262,095	1,201	1,458	-	-
		13863 Industrial Road	Houston	TX	—	Curtis Kelly, Inc. (Spitzer Industries, Inc.)	187,800	1,531	1,859	-	-
	6/30/2035	111 West Oakview Pkwy.	Oak Creek	WI	—	Stella & Chewy's, LLC	164,007	837	942	-	-
	8/31/2035	2800 Polar Way	Richland	WA	21	Preferred Freezer Services of Richland LLC (Preferred Freezer Services, LLC & Preferred Freezer Services Operating, LLC)	456,412	1,559	1,897	110,000	01/2026
N/A	Vacancy	324 Industrial Park Rd.	Franklin	NC	11	(Available for Lease)	72,868	150	150	-	-
		3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	32,679	-	-	-	-
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.6% Leased	25,561,136	$105,032	$107,263	$292,293

32

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2015

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2015 ($000) (2)	GAAP Rent as of 12/31/2015 ($000) (3)	12/31/2015 Debt Balance ($000)	Debt Maturity
LAND AND INFRASTRUCTURE PROPERTIES
2029	1/31/2029	175 Holt Garrison Pkwy.	Danville	VA	—	Home Depot USA, Inc.	-	260	216	-	-
2032	4/30/2032	13930 Pike Rd.	Missouri City	TX	—	Vulcan Construction Materials, LP (Vulcan Materials Company)	-	1,843	2,123	-	-
2038	3/31/2038	13901/14035 Industrial Rd.	Houston	TX	—	Industrial Terminals Management, L.L.C. (Maritime Holdings (Delaware) LLC)	132,449	5,473	6,773	-	-
2048	12/31/2048	30 Light St	Baltimore	MD	—	30 Charm City, LLC	-	120	120	-	-
2055	1/31/2055	499 Derbyshire Drive	Venice	FL	—	Littlestone Brotherhood LLC	31,180	1,196	1,805	-	-
2112	8/31/2112	201-215 N. Charles St.	Baltimore	MD	—	201 NC Leasehold LLC	-	23	23	-	-
	10/31/2112	350 and 370-372 Canal St.	New York	NY	—	FC-Canal Ground Tenant LLC	-	4,946	14,890	69,265	01/2027
		309-313 West 39th St.	New York	NY	17	SM Ascott LLC	-	5,771	17,373	80,818	01/2027
		8-12 Stone St.	New York	NY	—	AL-Stone Ground Tenant LLC	-	4,514	13,590	63,218	01/2027
2113	10/31/2113	15 West 45th St.	New York	NY	—	ZE-45 Ground Tenant LLC	-	1,505	4,621	29,193	01/2025
LAND AND INFRASTRUCTURE TOTAL/WEIGHTED AVERAGE						100.0% Leased	163,629	$25,651	$61,534	$242,494

33

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2015

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant	Sq.Ft.	Percentage Leased	Cash Rent as of 12/31/2015 ($000) (2)	GAAP Rent as of 12/31/2015 ($000) (3)	12/31/2015 Debt Balance ($000)	Debt Maturity
MULTI-TENANT PROPERTIES (8,14)
Various	Various	13430 North Black Canyon Fwy.	Phoenix	AZ	—	Multi-Tenant	138,940	92%	2,392	2,368	-	-
		1501 Nolan Ryan Expy.	Arlington	TX	—	Multi-Tenant	74,739	0%	0	0	-	-
		2210 Enterprise Dr.	Florence	SC	—	Caliber Funding, LLC	176,557	28%	787	746	-	-
		26555 Northwestern Pkwy.	Southfield	MI	11	Multi-Tenant	359,645	0%	97	216	-	-
		275 Technology Dr.	Canonsburg	PA	—	Multi-Tenant	107,872	0%	0	0	-	-
		33 Commercial St.	Foxborough	MA	11	Multi-Tenant	160,719	5%	3,797	3,797	-	-
		3165 McKelvey Rd.	Bridgeton	MO	—	BJC Health System	51,067	50%	434	403	-	-
		4200 Northcorp Pkwy.	Palm Beach Gardens	FL	—	Multi-Tenant	95,065	100%	1,212	1,231	-	-
		6050 Dana Way	Antioch	TN	—	Multi-Tenant	674,528	98%	1,947	1,930	-	-
		700 US Hwy. Route 202-206	Bridgewater	NJ	—	Multi-Tenant	115,558	0%	0	0	14,118	03/2016
		700 Oakmont Ln.	Westmont	IL	—	Multi-Tenant	269,715	0%	0	0	-	-
		King St./1042 Fort St. Mall	Honolulu	HI	—	Multi-Tenant	77,459	63%	759	759	-	-
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						44.1% Leased	2,301,864		$11,425	$11,450	$14,118

34

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2015

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2015 ($000) (2)	GAAP Rent as of 12/31/2015 ($000) (3)	12/31/2015 Debt Balance ($000)	Debt Maturity
RETAIL/SPECIALTY PROPERTIES
2017	6/30/2017	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC / K-VA-T Food Stores, Inc.	42,130	129	128	-	-
	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	—	American Golf Corporation	13,924	475	324	-	-
2018	2/26/2018	4831 Whipple Ave., Northwest	Canton	OH	—	Best Buy Co., Inc.	46,350	465	465	-	-
	2/28/2018	291 Talbert Blvd.	Lexington	NC	—	Food Lion, LLC / Delhaize America, Inc.	23,000	138	138	-	-
		2411 West Beverly St.	Staunton	VA	—	Food Lion, LLC / Delhaize America, Inc.	23,000	166	166	-	-
	7/1/2018	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Co.	31,170	159	169	-	-
	9/30/2018	835 Julian Ave.	Thomasville	NC	—	Mighty Dollar, LLC	23,767	79	79	-	-
	10/31/2018	130 Midland Ave.	Port Chester	NY	—	St. Anthony Supermarket Corp (Anthony Pena, Marina Pena, Anthony Corona, Robert Corona)	59,613	458	975	-	-
		5104 North Franklin Rd.	Lawrence	IN	—	Marsh Supermarkets, Inc. / Marsh Supermarkets, LLC	28,721	193	193	-	-
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	94,970	216	329	468	07/2018
		12080 Carmel Mountain Rd.	San Diego	CA	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	107,210	245	751	532	07/2018
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	120,727	362	482	785	07/2018
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	107,489	385	555	834	07/2018
		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	193,193	545	731	1,181	07/2018
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	90,933	254	347	551	07/2018
2019	3/31/2019	B.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers, Inc. / Safeway, Inc.	30,757	185	189	-	-
	12/31/2019	1066 Main St.	Forest Park	GA	—	Bank of America, N.A. (Bank of America Corporation)	14,859	200	200	-	-
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank of America, N.A. (Bank of America Corporation)	5,704	95	95	-	-
		201 West Main St.	Cumming	GA	—	Bank of America, N.A. (Bank of America Corporation)	14,208	198	198	-	-
		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	6,260	112	112	-	-
		4545 Chamblee – Dunwoody Rd.	Dunwoody	GA	—	Bank of America, N.A. (Bank of America Corporation)	4,565	88	88	-	-
		825 Southway Dr.	Jonesboro	GA	—	Bank of America, N.A. (Bank of America Corporation)	4,894	77	77	-	-
		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	3,900	79	79	-	-
2023	2/28/2023	733 East Main St.	Jefferson	NC	—	Food Lion, LLC / Delhaize America, Inc.	34,555	160	156	-	-
2026	5/31/2026	6910 South Memorial Hwy.	Tulsa	OK	—	Toys “R” Us, Inc. / Toys "R" Us-Delaware, Inc.	43,123	255	255	-	-
	8/31/2026	25500 State Hwy. 249	Tomball	TX	22	Parkway Chevrolet, Inc. (Jean W. Durdin)	77,076	1,445	1,404	8,373	11/2016
2028	8/31/2028	9803 Edmonds Way	Edmonds	WA	—	Pudget Consumers Co-op d/b/a PCC Natural Markets	35,459	646	646	-	-
	11/30/2028	832 N. Westover Blvd .	Albany	GA	—	Gander Mountain Company	45,554	628	693	-	-
2043	2/28/2043	1237 W. Sherman Avenue	Vineland	NJ	—	HealthSouth Rehabilitation Hospital of South Jersey, LLC (HealthSouth Corporation)	39,287	1,120	1,120	-	-
N/A	Vacancy	1084 East Second St.	Franklin	OH	11	(Available for Lease)	29,119	-	735	-	-
RETAIL/SPECIALTY TOTAL/WEIGHTED AVERAGE						97.9% Leased	1,395,517	$9,557	$11,879	$12,724

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						96.5% Leased (4)	42,270,023	$334,914	$384,989	$891,325

Footnotes

1	Square foot leased or available.
2	Twelve months ended 12/31/2015 cash rent.
3	Twelve months ended 12/31/2015 GAAP rent.
4	Consolidated portfolio is 96.8% leased, excluding property owned subject to a mortgage in default.
5	Tenant terminated its lease effective 1/31/2017 for a cash payment of $3.5 million.
6	Lexington has a 71.1% interest in this property.
7	Subsequent to 12/31/2015, lease extended to 05/2021.
8	Multi-tenant properties are properties less than 50% leased to a single tenant.
9	Tenant terminated its lease effective 6/30/2017 for a cash payment of $0.4 million.
10	Educational Policy Improvement Center lease for 10,791 square feet expires 11/2019; however, space is then leased to Oregon Research Institute through 11/2027.
11	Cash and GAAP rent amounts represent/include prior tenant.
12	21,365 square feet is leased to 7/31/2025.
13	Tenant terminated its lease effective 7/8/2016 for a cash payment of $1.5 million.
14	The multi-tenanted properties incurred approximately $6.1 million in operating expenses, net for the twelve months ended 12/31/2015.
15	Heidelberg Americas, Inc. lease expires 3/30/2021, however, new tenant (Goss International Americas, Inc.) lease expires 3/30/2026.
16	Tenant terminated its lease effective 1/31/2017 for a cash payment of $2.0 million received in July 2015 and an additional $2.0 million is due in 2017.
17	Assignee of LG-39 Ground Tenant LLC.
18	TD Auto Finance LLC lease rent terminated effective 2/29/2016 for a payment estimated to be $7.7 million to be paid by 4/30/2016. New lease with Charles Schwab & Co. Inc. estimated to commence 3/1/2016.
19	Americold Logistics, LLC lease terminated effective 4/15/2016 for $1.0 million to be paid over an 18 month period. New lease with United States Cold Storage, Inc. commences 4/15/2016.
20	Tenant exercised purchase option for $13.6 million. Property classified as held for sale.
21	ConAgra Foods, Inc. provides credit support.
22	Property classified as held for sale.
23	Subsequent to 12/31/2015, lease extended to 08/2026.
24	Subsequent to 12/31/2015, lease extended to 12/2019.

35

LEXINGTON REALTY TRUST
Select Credit Metrics Summary

	2011		2012		2013		2014		2015

Company FFO Payout Ratio	48.5%		56.1%		60.3%		60.8%		61.8%

Unencumbered Assets (1)(2)	$1.15 billion		$1.76 billion		$2.59 billion		$2.87 billion		$3.30 billion

Unencumbered NOI (1)	25.9%		34.5%		55.3%		59.9%		69.2%

(Debt + Preferred) / Gross Assets	48.7%		46.6%		43.0%		44.0%		45.9%

Debt/Gross Assets	40.9%		41.1%		41.1%		42.0%		44.0%

Market Cap Leverage	52.5%		46.6%		45.4%		43.7%		52.5%

Secured Debt / Gross Assets (1)	31.9%		30.9%		23.9%		19.0%		17.7%

Net Debt / EBITDA (4)	5.5	x	6.5	x	6.4	x	5.7	x	6.7	x

(Net Debt + Preferred) / EBITDA (4)	6.6	x	7.3	x	6.7	x	6.0	x	7.0	x

Credit Facilities Availability (3)	$294.3 million		$296.3 million		$443.4 million		$385.4 million		$223.0 million

Development / Gross Assets	0.9%		1.6%		1.6%		2.4%		2.1%

EBITDA / Revenue (4)	77.0%		76.5%		74.4%		71.8%		71.8%

EBITDA / (PrefDiv + Interest Expense) (4)	2.3	x	2.4	x	3.1	x	3.1	x	3.3	x

(JV + Advisory Income or (loss)) / Revenues	8.5%		4.4%		0.5%		0.4%		0.4%

Footnotes:

(1)	Revolving credit facility and term loans are currently unsecured thus all periods reflect such borrowings as unsecured.
(2)	Includes loans receivable.
(3)	Subject to covenant compliance.
(4)	EBITDA is defined as GAAP net income (loss) adjusted for (i) interest expense, (ii) income tax expense (benefit), (iii) depreciation and amortization, (iv) gains and impairments relating to assets, (v) debt satisfaction charges (gains), (vi) the impact of straight-line rent on contractual lease terms, excluding tenant lease termination adjustments, (vii) above and below market lease amortization, (viii) non-cash charges and gains, (ix) minority interests, net, (x) equity in earnings of non-consolidated entities, and (xi) our share of EBITDA for non-consolidated entities calculated in the same manner.

36

LEXINGTON REALTY TRUST
FINANCIAL COVENANTS (1)
Corporate Level Debt

Bank Loans:	Must be:	12/31/2015

Maximum Leverage	< 60%	48.4%
Fixed Charge Coverage	> 1.5X	2.6X
Recourse Secured Indebtedness Ratio	< 10% cap value	0.0%
Secured Indebtedness Ratio	< 45%	20.1%
Unsecured Debt Service Coverage	> 2.0X	4.7X
Unencumbered Leverage	< 60%	40.5%

Bonds:

Debt to Total Assets	< 60%	45.0%
Secured Debt to Total Assets	< 40%	18.1%
Debt Service Coverage	> 1.5X	4.0X
Unencumbered Assets to Unsecured Debt	> 150%	263.5%

Footnotes

(1)	As defined in respective loan/bond agreements.

37

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

12/31/2015

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Mortgages with Balloons
Temple, TX	(o)	$7,463	6.090%	01/2016	$22	$7,463
Bridgewater, NJ	(b)	14,118	5.732%	03/2016	1,443	14,118
Omaha, NE		7,608	5.610%	04/2016	192	7,560
Bremerton, WA		5,534	6.090%	04/2016	97	5,479
Tempe, AZ		7,185	5.610%	04/2016	181	7,140
Byhalia, MS	(j)	15,000	4.710%	06/2016	361	15,000
Lisle, IL		9,449	6.500%	06/2016	383	9,377
Farmers Branch, TX		18,380	5.939%	07/2016	663	18,363
Glenwillow, OH		15,326	6.130%	09/2016	907	15,132
Plymouth, IN		5,807	6.315%	09/2016	362	5,723
Tomball, TX		8,373	6.063%	11/2016	592	8,041
Memphis, TN		3,555	5.710%	01/2017	275	3,484
Huntington, WV		6,500	4.150%	02/2017	270	6,500
Orlando, FL		9,471	5.722%	02/2017	696	9,309
Dubuque, IA		9,055	5.402%	06/2017	733	8,727
Shreveport, LA		19,000	5.690%	07/2017	1,099	19,000
McDonough, GA		22,224	6.110%	11/2017	1,674	21,651
Erwin, NY		7,887	5.910%	10/2018	728	6,637
Boston, MA		12,302	6.100%	12/2018	996	11,520
Overland Park, KS		34,134	5.891%	05/2019	2,657	31,812
Kansas City, MO		16,271	5.883%	05/2019	1,268	15,179
Columbus, IN		20,986	2.210%	07/2019	4,757	4,993
Meridian, ID		9,322	6.010%	08/2019	753	7,675
Streetsboro, OH		17,626	5.749%	09/2019	1,344	16,338
Lenexa, KS		9,463	6.270%	12/2019	774	7,770
Boca Raton, FL		19,624	6.470%	02/2020	1,542	18,414
Oakland, ME		8,850	5.930%	10/2020	750	7,660
Lavonia, GA		7,676	5.460%	12/2020	741	5,895
Charleston, SC		7,185	5.850%	02/2021	520	6,632
Whippany, NJ		13,700	6.298%	11/2021	1,344	10,400
New York, NY		29,193	4.100%	01/2025	1,217	29,193
Chester, SC		8,738	5.380%	08/2025	1,144	362
Richland, WA		110,000	4.000%	01/2026	4,400	99,492
New York, NY	(e)	213,301	4.660%	01/2027	10,260	200,632
Lenexa, KS		36,666	3.700%	11/2027	3,026	10,000
Subtotal/Wtg. Avg./Years Remaining (l)		$766,972	4.990%	6.6	$48,171	$672,671

38

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

12/31/2015

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)

Full Amortizing Mortgages
Lorain, OH		1,181	7.750%	07/2018	499	-
Manteca, CA		834	7.750%	07/2018	353	-
Watertown, NY		785	7.750%	07/2018	332	-
Fairlea, WV		551	7.750%	07/2018	233	-
San Diego, CA		532	7.750%	07/2018	225	-
Galesburg, IL		468	7.750%	07/2018	198	-
North Berwick, ME		4,810	3.560%	04/2019	1,532	-
Wall, NJ		17,536	6.250%	01/2021	3,774	-
Palo Alto, CA		48,512	3.970%	12/2023	7,059	-
Long Island City, NY		49,144	3.500%	03/2028	4,538	-

Subtotal/Wtg. Avg./Years Remaining (l)		$124,353	4.222%	8.8	$18,743	$-

Subtotal/Wtg. Avg./Years Remaining (l)		$891,325	4.883%	6.9	$66,914	$672,671

Corporate (k)
Revolving Credit Facility	(p)	$177,000	1.260%	08/2019	$2,261	$177,000
Term Loan	(m)	250,000	2.192%	08/2020	5,556	250,000
Term Loan	(n)	255,000	2.523%	01/2021	6,523	255,000
Senior Notes	(h)	250,000	4.250%	06/2023	10,625	250,000
Senior Notes	(f)	250,000	4.400%	06/2024	11,000	250,000
Convertible Notes	(i)(c)	12,400	6.000%	01/2030	744	12,400
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$1,323,520	3.423%	7.4	$45,494	$1,323,520
Total/Wtg. Avg./Years Remaining (l)		$2,214,845	4.010%	7.2	$112,408	$1,996,191

Footnotes

(a)	Subtotal and total based on weighted-average term to maturity (or put dates) shown in years based on debt balance.
(b)	Loan is in default.
(c)	Represents full payable of notes; discount of $220 excluded from balance.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Loan is cross-collateralized on three properties.
(f)	Represents full payable of notes; discount of $247 excluded from balance.
(g)	Rate fixed through 04/2017; thereafter, LIBOR plus 170 bps.
(h)	Represents full payable of notes; discount of $1,806 excluded from balance.
(i)	Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.
(j)	Property was expanded. Mortgage is recourse during expansion and Lexington was not released from the guaranty as of 12/31/2015.
(k)	Unsecured.
(l)	Total shown may differ from detailed amounts due to rounding.
(m)	Rate ranges from LIBOR plus 0.90% to 1.75%. LIBOR rate fixed at 1.09% through February 2018 via interest rate swap agreements.
(n)	Rate ranges from LIBOR plus 0.90% to 1.75%. LIBOR rate fixed at 1.42% through January 2019 via interest rate swap agreements.
(o)	Subsequent to 12/31/2015, loan is in default.
(p)	Rate ranges from LIBOR plus 0.85% and 1.55%.

39

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
12/31/2015

Joint Venture	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Rehab Humble Lessee	$14,359	$2,154	4.700%	05/2017	$950	$13,982	$2,097
Gan Palm Beach Lessee	14,471	3,618	3.700%	03/2018	842	13,768	3,442
BP Lessee	18,791	2,819	4.010%	11/2018	764	18,791	2,819
Total/Wtg. Avg. (1)/Years Remaining (2)	$47,621	$8,591	4.052%	2.2	$2,556	$46,541	$8,358

Footnotes

(1)	Weighted-average interest rate based on proportionate share.
(2)	Weighted-average years remaining on maturities based on proportionate debt balance.
(3)	Total balance shown may differ from detailed amounts due to rounding.

40

LEXINGTON REALTY TRUST
Debt Maturity Schedule
12/31/2015
($000)

Consolidated Properties
Year	Mortgage Scheduled Amortization	Mortgage Balloon Payments	Corporate Debt
2016	$26,465	$113,396	$-
2017	26,834	68,671	12,400
2018	26,507	18,157	-
2019	22,580	83,767	177,000
2020	18,787	31,969	250,000
	$121,173	$315,960	$439,400

Non-Consolidated Investments - LXP Proportionate Share
Year	Mortgage Scheduled Amortization	Mortgage Balloon Payments
2016	$118	$-
2017	94	2,097
2018	21	6,261
2019	-	-
2020	-	-
	$233	$8,358

Footnotes

(1)	Percentage denotes weighted-average interest rate.

41

LEXINGTON REALTY TRUST
Mortgage Loans Receivable
12/31/2015

Collateral						Current
	City	State	Loan Balance ($000)(1)	Interest Rate	Maturity Date	Estimated Annual Debt Service ($000)(2)	Balloon Payment ($000)
Office	Oklahoma City (3)	OK	$8,501	11.50%	03/2016	$323	$8,420
Retail	Various	Various	895	8.00%	02/2021	219	-
	Various	Various	418	8.00%	12/2021	94	-
	Various	Various	552	8.00%	03/2022	112	-
Hospital	Kennewick	WA	85,505	9.00%	05/2022	7,438	87,245
	Total Mortgage Loans Receivable		$95,871			$8,186	$95,665

Footnotes

(1)	Includes accrued interest receivable, loan losses, and net origination fees.
(2)	Remaining collections for debt less than 12 months to maturity, all others are debt service for next 12 months.
(3)	Short-term loan to joint venture partner.

42

LEXINGTON REALTY TRUST
Partnership Interests
Twelve months ended December 31, 2015
($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA	$193
Interest expense	$23
Depreciation and amortization	$245

Non-Consolidated Net Leased Real Estate - Lexington's Share

EBITDA	$3,675
Interest expense	$510

Footnotes

(1)	Excludes OP unit noncontrolling interests.

43

LEXINGTON REALTY TRUST
Selected Balance Sheet and Income Statement Account Data
12/31/2015
($000)

Balance Sheet

Other assets	$18,505

The components of other assets are:

Deposits	$2,796
Equipment	727
Prepaids	890
Other receivables	784
Deferred lease incentives	13,120
Deferred tax asset	59
Interest rate swap derivative asset	4
Other	125

Accounts payable and other liabilities

The components of accounts payable and other liabilities are:	$41,479

Accounts payable and accrued expenses	$16,883
CIP accruals and other	4,282
Taxes	2,062
Deferred lease and loan costs	4,904
Deposits	1,192
Escrows	1,091
Transaction / build-to-suit costs	9,122
Interest rate swap derivative liability	1,943

Income Statement - Twelve months ended December 31, 2015

Non-cash interest expense, net	$(1,371)

44

Investor Information

Transfer Agent

Computershare	Overnight Correspondence:
PO Box 30170	211 Quality Circle, Suite 210
College Station, TX 77842-3170	College Station, TX, 77845
(800) 850-3948
www-us.computershare.com/investor

Investor Relations

Heather Gentry
Senior Vice President, Investor Relations
Telephone (direct)	(212) 692-7219
Facsimile (main)	(212) 594-6600
E-mail	hgentry@lxp.com

Research Coverage

Bank of America/Merrill Lynch		Ladenburg Thalmann & Co., Inc.
James Feldman	(646) 855-5808	Daniel P. Donlan	(212) 409-2056

Barclays Capital		Stifel Nicolaus
Ross L. Smotrich	(212) 526-2306	John W. Guinee	(443) 224-1307

Evercore Partners		Wells Fargo Securities, LLC
Sheila K. McGrath	(212) 497-0882	Todd J. Stender	(212) 214-8067

J.P. Morgan Chase		Jeffries & Company, Inc.
Anthony Paolone	(212) 622-6682	Omotayo Okusanya	(212) 336-7076

KeyBanc Capital Markets Inc.
Craig Mailman	(917) 368-2316

45